UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period:	December 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSMEX

Putnam Short-Term Municipal Income Fund

Semiannual report
5 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short-Term Municipal Income Fund

Semiannual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Shareholder meeting results	40

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 7, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Short-Term Municipal Income Fund 68% (65/95) for the 1-year period, as of 6/30/14, in the Short Municipal Debt Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Performance
snapshot

Cumulative total return (%) comparison as of 5/31/14

■ **The fund — class A shares before sales charge**
Putnam Short-Term Municipal Income Fund (PSMEX)

■ **Fund's benchmark**
Barclays 3-Year Municipal Bond Index

■ **Fund's Lipper peer group average**
Short Municipal Debt Funds

0.71
1.44
0.59
0.51
1.59
0.65
0.44
0.93
0.76
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     Short-Term Municipal Income Fund

Interview with your fund’s portfolio manager

Susan A. McCormack, CFA

Susan, what was the municipal bond market environment like during the six months ended May 31, 2014?

The reporting period proved to be a favorable environment for municipal bonds, which were supported by low supply, strong demand, and, in general, falling interest rates. However, there were occasional bouts of volatility stemming from headline and interest-rate fears.

The asset class lost ground slightly in December as questions about the Federal Reserve’s monetary policy and isolated credit situations in the municipal market — most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — distracted investors from what we believe were improving underlying fundamentals in the asset class. The municipal markets reversed course in January, posting a gain of almost 2% for the month, as measured by the Barclays Municipal Bond Index. This strong monthly return was sparked by a rally in interest rates, as investors moved to a risk-off mode around fears surrounding weaker-than-anticipated economic data and developing stress in emerging markets. In February, with the U.S. debt ceiling debate settled until March 2015, the environment for the credit markets continued to improve. The positive momentum flowed into March, making the first quarter of 2014 one of the three best for the asset class in the past 20 years. March also saw fiscally strained Puerto Rico come

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 4.

Short-Term Municipal Income Fund     5

to market with its $3.5 billion in G.O. [general obligation] bonds — the largest bond issuance on record, which was met with solid demand. In April and May, municipal bond prices climbed higher as broader economic data started to pick up and market technicals [supply/demand factors] continued to be a tailwind and helped support bond prices.

Given the favorable market conditions during the reporting period, municipal bonds outperformed Treasuries, longer-maturity bonds led shorter-term bonds, and higher-risk assets outperformed lower-risk assets.

What contributed to the favorable technicals in the municipal bond market?

Municipal bond issuance, which has been trending down in recent years, continued at a modest pace, and this was beneficial for municipal bond prices. The modest level of new supply has not kept pace with the solid demand from traditional tax-sensitive retail investors as well as from crossover taxable buyers drawn to the competitive yields and attractive relative value offered by this asset class rather than its tax benefit. Meanwhile, inflows to tax-free mutual funds, an important measure of demand, turned slightly positive in the first quarter of 2014 — primarily in tax-free high-yield bond funds. April and May saw a continuation of strong investor interest. All told, with interest rates still low and fundamental credit quality improving, there was greater investor appetite for the yields offered by the relatively riskier municipal bonds further out on the maturity spectrum compared with those with shorter-term maturities, such as the securities held by the

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Short-Term Municipal Income Fund

“Short-duration investments can play a
valuable role in a diversified portfolio
by helping to soften the volatility of
returns.”

Susan McCormack

fund, as well as for those in the lower-rated, higher-yielding sectors.

How did the fund perform against this backdrop?

With its focus on short-term investment-grade municipal bonds with maturities, on average, of less than three years, the fund continued to offer a more competitive tax-exempt yield than tax-free money market funds, but with less interest-rate sensitivity than longer-maturity municipal bonds.

For the six months ended May 31, 2014, Putnam Short-Term Municipal Income Fund generated slightly positive returns but lagged its benchmark, the Barclays 3-Year Municipal Bond Index, and the average return of its Lipper peer group. We attribute this result to the portfolio’s conservative positioning in high-quality, lower-volatility, short-duration [a relatively low sensitivity to interest-rate changes] strategies, which limited the fund’s ability to compete with some of the higher-yielding competitors.

What strategies or holdings influenced the fund’s performance during the reporting period?

While we looked for investments that allowed us to add attractively priced yield to the fund, we kept the fund’s duration positioning below

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Short-Term Municipal Income Fund     7

that of its Lipper peer group given our interest-rate outlook. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures in an interest-rate environment that we believe will trend higher. We believe carrying slightly higher-than-average cash balances also affords the fund greater flexibility to purchase what we consider to be attractively valued bonds even in a rising-rate environment.

The portfolio remains invested primarily in a range of high-quality, short-term municipal bonds from around the nation. During the period, the fund was weighted more toward essential service revenue bonds than G.O. bonds. Revenue bonds are typically issued by state and local governments to finance specific revenue-generating projects, and the projects’ receipts are used to service the debt. While we believe that conditions are improving at the state and local levels — and we were vigilant for investment opportunities — we continued to underweight local G.O.s relative to the Lipper peer group because these securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds.

From a credit-quality perspective, we favored higher-quality municipal bonds rated Aa and Aaa during much of the period, because spreads on the short end of the curve were so tight in our opinion that, for the most part, investing in lower-rated municipal bonds did not offer attractive enough relative value. More recently when managing cash flows from the portfolio, we sold some of our higher-quality, lower-yielding bonds. This slightly changed our positioning to have more of an overweight to bonds rated A and Baa by the end of the reporting period relative to the Lipper peer group. Relative to the fund’s benchmark, our sector overweights included continuing-care retirement communities, transportation, essential service utilities, and higher education. We also found select opportunities in the land sector to help add yield to the portfolio. Overall, this credit positioning helped fund performance.

What is your outlook for the municipal bond market, and how are you positioning the fund?

Over the course of the reporting period, investors appeared more willing to take on risk — suggesting that investors believe Fed policy is going to remain accommodative for some time. In the closing weeks of the period, the markets were encouraged by Fed Chair Janet Yellen’s May 7 testimony to lawmakers. Yellen suggested that the central bank would probably end its bond-buying stimulus program in the fall of 2014 if the labor market continued to improve. She noted that “a high degree of monetary accommodation remains warranted” with inflation and employment still far from the central bank’s goals.

Despite the strong start for municipal bonds in 2014 and our belief that the credit outlook for municipal bonds appears solid given improvement in U.S. growth, we still remain cautious and believe that there could be some volatility surrounding supply/demand factors and interest rates in the coming months. With regard to tax policy, we think comprehensive tax reform is unlikely at least until after the 2014 mid-term elections. Over the longer term, we believe federal deficits and pressures around social programs will likely contribute to the ongoing debate for broader tax reform, which could affect the value of municipal bonds.

The Fed is faced with a delicate balancing act as it seeks to communicate about further reductions in its bond-buying program and interest-rate policy. Meanwhile, we believe short-duration investments, such as those that compose the fund, can play a valuable role in a diversified portfolio by helping to soften the volatility of returns as investors absorb Fed policy adjustments.

Thank you, Susan, for your time and insights today.

8     Short-Term Municipal Income Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Susan A. McCormack holds an M.B.A. from the Stanford Graduate School of Business at Stanford University and an A.B. from Dartmouth College. She joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Susan, your fund’s portfolio managers are Paul M. Drury and Thalia Meehan.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

Short-Term Municipal Income Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	0.85%	–0.16%	0.64%	0.14%	0.41%	0.41%	0.80%	0.04%	1.14%
Annual average	0.71	–0.13	0.53	0.11	0.34	0.34	0.66	0.03	0.95
1 year	0.51	–0.50	0.32	–0.68	0.11	–0.89	0.46	–0.29	0.76
6 months	0.44	–0.56	0.35	–0.65	0.20	–0.80	0.42	–0.34	0.57

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1.00% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1.00% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/14

	Barclays 3-Year Municipal Bond Index	Lipper Short Municipal Debt Funds category average*
Life of fund	1.74%	0.71%
Annual average	1.44	0.59
1 year	1.59	0.65
6 months	0.93	0.76

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 5/31/14, there were 98, 95, and 94 funds, respectively, in this Lipper category.

10     Short-Term Municipal Income Fund

Fund price and distribution information For the six-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income 1	$0.014286		$0.005293	$0.000499	$0.011785		$0.026821
Capital gains 2	—		—	—	—		—
Total	$0.014286		$0.005293	$0.000499	$0.011785		$0.026821
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$10.02	$10.12	$10.02	$10.02	$10.02	$10.10	$10.02
5/31/14	10.05	10.15	10.05	10.04	10.05	10.13	10.05
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 3	0.30%	0.30%	0.10%	0.01%	0.25%	0.25%	0.55%
Taxable equivalent 4	0.53	0.53	0.18	0.02	0.44	0.44	0.97
Current 30-day SEC yield (with expense limitation) 5	N/A	0.10	–0.09	–0.19	N/A	0.06	0.35
Taxable equivalent 4	N/A	0.18	–0.16	–0.34	N/A	0.11	0.62
Current 30-day SEC yield (without expense limitation) 5	N/A	–0.77	–0.97	–1.07	N/A	–0.82	–0.53
Taxable equivalent 4	N/A	–1.36	–1.71	–1.89	N/A	–1.45	–0.94

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short-Term Municipal Income Fund     11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	0.80%	–0.21%	0.57%	0.07%	0.41%	0.41%	0.74%	–0.02%	1.11%
Annual average	0.62	–0.16	0.44	0.05	0.32	0.32	0.58	–0.01	0.87
1 year	0.93	–0.08	0.74	–0.26	0.61	–0.39	0.88	0.13	1.19
6 months	0.37	–0.63	0.28	–0.72	0.20	–0.80	0.35	–0.40	0.50

 See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Estimated net expenses for the fiscal year ended 11/30/13*†	0.60%	0.80%	1.35%	0.65%	0.35%
Estimated total annual operating expenses for the fiscal year ended 11/30/13†	1.61%	1.81%	2.36%	1.66%	1.36%
Annualized expense ratio for the six-month period ended 5/31/14	0.60%	0.78%**	0.86%**	0.65%	0.35%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/15.

†Other expenses are based on estimated amounts for the current fiscal year.

**Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the class.

12     Short-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.00	$3.90	$4.29	$3.25	$1.75
Ending value (after expenses)	$1,004.40	$1,003.50	$1,002.00	$1,004.20	$1,005.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.02	$3.93	$4.33	$3.28	$1.77
Ending value (after expenses)	$1,021.94	$1,021.04	$1,020.64	$1,021.69	$1,023.19

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short-Term Municipal Income Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays 3-Year Municipal Bond Index is an unmanaged index of publicly issued investment-grade corporate, U.S. Treasury, and government agency securities with remaining maturities of one to three years.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     Short-Term Municipal Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short-Term Municipal Income Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Short-Term Municipal Income Fund

The fund’s portfolio 5/31/14 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

Q-SBLF Qualified School Board Loan Fund

Radian Insd. Radian Group Insured

MUNICIPAL BONDS AND NOTES (92.7%)*	Rating**	Principal amount	Value
Arizona (2.8%)
AZ Agricultural Impt. & Pwr. Dist. Elec. Syst. Rev. Bonds
Ser. B, 4s, 1/1/16	Aa1	$25,000	$26,469
Ser. A, 3s, 1/1/16	Aa1	35,000	36,506
AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.)
Ser. A, 5s, 1/1/17	AA–	50,000	55,464
Ser. D, 5s, 1/1/15	AA–	25,000	25,669
AZ School Fac. Board COP, Ser. A-2, 4s, 9/1/15	A1	100,000	104,492
AZ State Trans. Board Hwy. Rev. Bonds (Maricopa Cnty.), 5s, 7/1/14	Aa1	35,000	35,137
AZ State U. Rev. Bonds, Ser. 08-C, 5 1/2s, 7/1/15	AA	50,000	52,839
Northern AZ U. Rev. Bonds, NATL, FGIC, 5 1/4s, 6/1/15	AA–	45,000	47,204
U. Med. Ctr. Corp. Rev. Bonds, 5s, 7/1/17	Baa1	75,000	82,124
			465,904
Arkansas (0.4%)
Rogers, Rev. Bonds (Sales and Use Tax), 3s, 11/1/14	AA	70,000	70,817
			70,817
California (14.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds (O’Connor Woods), 3s, 1/1/16	A	70,000	72,450
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco Bay Area), Ser. F, 5s, 4/1/15	AA	30,000	31,186
CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific), 5s, 11/1/14	A2	40,000	40,744
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars-Sinai Med. Ctr.), 5s, 11/15/15	A1	50,000	53,361
(Northern CA Retirement Officers), 4s, 1/1/16	A	50,000	52,823
CA State Poll. Control Fin. Auth. Rev. Bonds (San Diego Gas & Elect., Co.), Ser. A, AMBAC, 5.9s, 6/1/14	A1	10,000	10,000
CA State G.O. Bonds, 5s, 9/1/15	A1	25,000	26,445
CA State Mandatory Put Bonds (6/1/16), 4s, 12/1/26	A1	150,000	160,481
CA State Pub. Wks. Board Rev. Bonds (Dept. of Forestry & Fire), Ser. E, 5s, 11/1/15	A2	100,000	106,673
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds (4/2/18) (Southern CA Edison Co.), 1 3/8s, 4/1/28	Aa3	75,000	75,771

Short-Term Municipal Income Fund     17

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds (Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/16 (Escrowed to maturity)	A	$45,000	$49,697
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5s, 9/1/16	BBB+	75,000	80,368
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, Ser. A, 4s, 9/1/17	BBB+	25,000	27,127
Fontana, Unified School Dist. G.O. Bonds, Ser. A, AGM, 5 1/4s, 8/1/23 (Prerefunded 8/1/14)	AA	120,000	120,978
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A, 5s, 6/1/17	A2	50,000	56,259
Imperial Irrigation Elec. Dist. Rev. Bonds, 5s, 11/1/14	AA–	50,000	50,967
Infrastructure & Econ. Dev. Bank Rev. Bonds (CA Indpt. Syst. Operator), 3s, 2/1/16	A1	100,000	104,259
Irvine, Special Tax Bonds (Cmnty. Facs. Dist. No. 2005), Ser. 2, 4s, 9/1/18	BBB	75,000	79,748
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds (Dist. No. 1), 4s, 9/2/16	BBB–	50,000	52,839
Los Angeles, G.O. Bonds, Ser. A
NATL, FGIC, 5 1/4s, 9/1/15	Aa2	35,000	37,195
AGM, 4s, 9/1/14	Aa2	50,000	50,469
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.), Ser. A, 5 1/4s, 5/15/24	AA	20,000	22,732
Los Angeles, Waste Wtr. Syst. Rev. Bonds, Ser. A, 5s, 6/1/14	Aa2	25,000	25,000
Modesto, Irrigation Dist. Elec. Rev. Bonds, Ser. A, 5s, 7/1/19	A+	30,000	35,353
Mt. San Antonio, Cmnty College Dist. G.O. Bonds, Ser. A, 5s, 9/1/15	Aa2	100,000	105,962
North Natomas, Cmnty. Fac. Special Tax Bonds, Ser. E, 5s, 9/1/16	BBB+	75,000	81,633
Northern CA Pwr. Agcy. Rev. Bonds
(Geothermal No. 3), Ser. A, 5 1/4s, 7/1/20	A1	40,000	47,153
(Hydroelec. Project No. 1-C), AGM, 5s, 7/1/16	AA	40,000	43,754
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds (Election of 2012), 4s, 8/1/14	BBB/P	75,000	75,423
Roseville, Elec. Syst. Fin. Auth. Rev. Bonds, 3s, 2/1/15	A+	50,000	50,948
Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X, 5s, 8/15/14	AA–	30,000	30,293
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds, Ser. 34C, AGO, 4 1/4s, 5/1/15	AA	100,000	103,627
San Jose, Arpt. Rev. Bonds, Ser. A, AMBAC, 5s, 3/1/15	A2	40,000	41,364
South Orange Cnty., Pub. Fin. Auth. Special Tax Bonds, Ser. A, 4s, 8/15/17	BBB+	150,000	164,024
Southern CA Pub. Pwr. Auth. Rev. Bonds (San Pwr. Systs.), Ser. A, AGM, 5s, 1/1/15	AA	75,000	77,090
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A, 2s, 8/1/15	AA	100,000	101,952
			2,346,148

18     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
Colorado (0.8%)
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5s, 11/15/16	A2	$75,000	$82,599
4s, 11/15/17	A1	20,000	21,807
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A1, NATL, 5 1/4s, 9/1/18	AA–	20,000	22,735
			127,141
Connecticut (1.0%)
CT State G.O. Bonds
Ser. B, 5s, 12/1/14	AA	35,000	35,845
Ser. D, AGM, 5s, 11/15/14	AA	20,000	20,440
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds (7/21/16) (Yale U.), Ser. A, 1.35s, 7/1/42	Aaa	75,000	76,591
South Central, Regl. Wtr. Auth. Syst. Rev. Bonds, Ser. 20, NATL, 4 1/2s, 8/1/14	Aa3	25,000	25,177
			158,053
District of Colombia (0.5%)
DC G.O. Bonds, Ser. C, AGM, 5s, 6/1/16	Aa2	75,000	81,900
			81,900
Florida (3.6%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. L, AMBAC, 5s, 10/1/14	A1	60,000	60,945
Citizens Property Insurance Corp. Rev. Bonds
Ser. A-1, 5 3/8s, 6/1/16	A+	15,000	16,454
AGM, 5s, 6/1/14	A2	25,000	25,000
Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
(Baptist Hlth. Care Corp. Oblig. Grp.), Ser. A, 5 1/8s, 8/15/20	A3	30,000	34,364
(Baptist Hosp., Inc.), 5s, 8/15/18	A3	60,000	67,108
FL State G.O. Bonds (Dept. of Trans.), Ser. A, 5s, 7/1/14	AAA	35,000	35,137
FL State Rev. Bonds, Ser. A, 5s, 7/1/14	Aa3	50,000	50,195
FL State Muni. Pwr. Agcy. Rev. Bonds (All Requirements Pwr.), Ser. A, 4s, 10/1/16	A2	50,000	53,992
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds (Adventist Hlth. Syst.), Ser. A, 5s, 11/15/14	Aa3	30,000	30,649
Kissimmee, Util. Auth. Rev. Bonds, AMBAC, 5s, 10/1/16	A1	50,000	52,578
Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, Ser. B, AGM, 5s, 10/1/15	AA	50,000	53,167
South Broward, Hosp. Dist. Rev. Bonds (South Broward Hosp. Dist.), 4s, 5/1/16	Aa3	100,000	106,777
			586,366
Georgia (1.5%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds, Ser. B, 5s, 1/1/16	A1	125,000	134,121
Bartow Cnty., Dev. Auth. Mandatory Put Bonds (8/10/17) (GA Power Co. — Plant Bowen), 2 3/8s, 9/1/29	A	100,000	103,277
			237,398

Short-Term Municipal Income Fund     19

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
Illinois (5.8%)
Chicago, G.O. Bonds
Ser. A, 5s, 1/1/21	A+	$50,000	$56,853
AMBAC, 4s, 12/1/14	A+	100,000	101,657
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5s, 1/1/17	A2	100,000	110,412
Ser. D, AGM, 4s, 1/1/18	AA	75,000	81,666
Chicago, Waste Wtr. Transmission Rev. Bonds
NATL, 5 1/2s, 1/1/17	AA–	50,000	55,706
Ser. A, 5s, 1/1/15	Aa1	50,000	51,382
Chicago, Wtr. Reclamation Dist. G.O. Bonds, Ser. C, 5s, 12/1/15	AAA	105,000	112,258
Cicero, G.O. Bonds, Ser. A, 2s, 1/1/15	A+	100,000	100,716
Cook Cnty., G.O. Bonds (Arlington Heights Twp. Dist. No. 21), NATL, 4s, 12/1/15	Aa1	25,000	26,349
IL State G.O. Bonds, 5s, 7/1/17	A3	50,000	55,799
IL State Rev. Bonds
NATL, FGIC, 5 1/2s, 6/15/16	AAA	40,000	44,018
Ser. B, 5s, 6/15/15	AAA	25,000	26,208
Regl. Trans. Auth. Rev. Bonds, AGM, 5 3/4s, 6/1/15	AA	125,000	131,844
			954,868
Indiana (1.2%)
Concord, Cmnty. Schools Bldg. Corp. Rev. Bonds (First Mtge.), NATL, 4 1/4s, 7/1/14	AA+	100,000	100,327
Indianapolis, Rev. Bonds, Ser. B, 5s, 2/1/15	Aa2	100,000	103,183
			203,510
Kentucky (0.9%)
KY State Econ. Dev. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (6/3/14) (Republic Svcs., Inc.), Ser. B, 0.32s, 4/1/31	A–2	145,000	145,000
			145,000
Louisiana (1.0%)
LA State Hwy. Impt. Rev. Bonds, Ser. A, 5s, 6/15/16	Aa3	100,000	109,315
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5s, 5/15/16	A	50,000	54,293
			163,608
Maryland (2.4%)
MD State G.O. Bonds
5 1/2s, 3/1/15	Aaa	25,000	25,993
Ser. A, 5 1/4s, 3/1/16	Aaa	30,000	32,611
MD State Econ. Dev. Corp. Rev. Bonds (Salisbury U.), 3s, 6/1/14	Baa3	25,000	25,000
MD State Trans. Auth. Rev. Bonds
5 1/4s, 3/1/15	AAA	200,000	207,558
4s, 9/1/14	AAA	50,000	50,470
Montgomery Cnty., COP (Public Trans. Equip.), 4s, 5/1/15	Aa1	50,000	51,742
			393,374

20     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
Massachusetts (3.3%)
Dracut, G.O. Bonds, Ser. B, 2s, 7/15/14	AA–	$40,000	$40,089
MA State G.O. Bonds
Ser. C, AGM, 4s, 8/1/16	Aa1	25,000	26,966
Ser. D, 4s, 8/1/16	Aa1	30,000	32,345
MA State Clean Energy Cooperative Corp. Rev. Bonds (Muni. Ltg. Plant Coop.), 4s, 7/1/17	A1	50,000	54,722
MA State Dev. Fin. Agcy. Rev. Bonds (Loomis Cmntys.), Ser. A, 3s, 1/1/17	BBB–	75,000	75,611
MA State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds (4/1/16) (U. of MA), Ser. A, 0.7s, 11/1/30	Aa2	50,000	50,055
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Winchester Hosp.), 5s, 7/1/16	BBB+	25,000	26,680
(Northeastern U.), Ser. R, 4 1/2s, 10/1/15	A2	25,000	26,360
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169, 4s, 12/1/44	Aa2	200,000	217,412
			550,240
Michigan (4.1%)
Lansing, Board of Wtr. & Ltg. Util. Syst. Rev. Bonds, Ser. A, 2s, 7/1/14	Aa3	50,000	50,075
MI Pub. Pwr. Agcy. Rev. Bonds (Belle River), Ser. A, NATL, 5 1/4s, 1/1/15	AA	25,000	25,713
MI State Rev. Bonds, AGM, 4 1/2s, 9/15/15	AA	100,000	105,205
MI State Bldg. Auth. Rev. Bonds (Fac. Program), Ser. II-A, 3s, 10/15/14	Aa3	25,000	25,257
MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth. Syst.), Ser. A, 5s, 11/15/16	A2	20,000	21,970
(Sparrow Hosp.), 5s, 11/15/16	A1	25,000	27,303
MI State Strategic Fund Ltd. Rev. Bonds (United Methodist Retirement Cmntys., Inc.), 2 3/4s, 11/15/17	BBB+/F	75,000	75,442
MI State Trunk Line Fund Rev. Bonds, Ser. A, NATL, 5 1/4s, 11/1/15	AA+	25,000	26,753
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp. Corp.), 5 1/2s, 6/1/15	Baa2	30,000	31,168
Troy, City School Dist. Bldg. & Site G.O. Bonds, Q-SBLF, 2s, 5/1/16	AA	200,000	206,232
Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro. Arpt.), 5s, 12/1/15	AA	25,000	26,569
Zeeland, Pub. Schools G.O. Bonds, AGM, Q-SBLF, 5s, 5/1/15	AA	50,000	52,177
			673,864
Minnesota (4.5%)
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/15	A	80,000	82,248
Minneapolis, G.O. Bonds, Ser. A, zero %, 12/1/15	AAA	10,000	9,948
MN State G.O. Bonds
(Hwy. & Var. Purpose), 5s, 8/1/16	Aa1	25,000	27,515
Ser. F, 4s, 8/1/14	Aa1	50,000	50,321

Short-Term Municipal Income Fund     21

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
5s, 10/1/16	A3	$100,000	$109,630
5s, 10/1/15	A3	55,000	58,317
5s, 10/1/14	A3	50,000	50,755
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4s, 7/1/38	Aa1	100,000	109,219
Olmsted Cnty., G.O. Bonds (Resource Recvy.), Ser. A, 4s, 2/1/15	Aaa	25,000	25,626
Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A, AMBAC, 5 1/4s, 1/1/17	A1	35,000	38,848
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds (Allina Hlth. Syst.), 5s, 11/15/14	Aa3	75,000	76,622
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (Regions Hosp.), 5 1/4s, 5/15/17	A2	25,000	27,358
U. of MN Rev. Bonds (State Supported Stadium Debt), 5s, 8/1/15	Aa1	50,000	52,794
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A, AGM, 5s, 1/1/16	Aa3	25,000	26,828
			746,029
Mississippi (0.9%)
MS State Bus. Fin. Corp. Solid Waste Disp. Mandatory Put Bonds (3/1/17) (Waste Mgt., Inc.), 1 3/8s, 3/1/27	A–2	150,000	149,297
			149,297
Missouri (0.7%)
MO State Hwy. & Transit Comm. Rev. Bonds (State Road), 4 1/4s, 5/1/16	AAA	100,000	107,530
			107,530
Montana (0.6%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA Insd., 3s, 12/1/43	Aa1	100,000	103,931
			103,931
Nevada (2.3%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Dist. No. 142 Mountain Edge Local Impt.), 3s, 8/1/14	BBB–	75,000	75,186
Henderson, G.O. Bonds (Wtr. & Swr.), NATL, 5s, 9/1/14	Aa2	30,000	30,354
Las Vegas, Special Assmt. Bonds (Dist. No. 607 Local Impt.), 3s, 6/1/16	BB/P	25,000	25,305
NV State Rev. Bonds, 5s, 6/1/16	Aaa	150,000	163,926
NV State Hwy. Rev. Bonds (Motor Vehicle Fuel Tax), 5s, 12/1/15	AAA	85,000	91,061
			385,832
New Hampshire (0.5%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Concord Hosp. Oblig. Group), Ser. A, 3s, 10/1/15	A2	85,000	87,402
			87,402
New Jersey (4.5%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds, 3s, 10/1/15	Aa2	100,000	103,703
Morris Cnty., G.O. Bonds, 3 3/4s, 2/1/15	Aaa	110,000	112,627
NJ State G.O. Bonds, 5s, 6/1/15	A1	25,000	26,193

22     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds (School Fac. Construction)
Ser. KK, 5s, 3/1/16	A2	$20,000	$21,540
Ser. W, 5s, 3/1/16 (Escrowed to maturity)	AA+	25,000	27,053
NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. I, AMBAC, 5s, 7/1/16	A2	50,000	53,722
(The College of NJ), Ser. A, 5s, 7/1/16	A2	50,000	54,683
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 5 3/4s, 7/1/15	BBB–	15,000	15,486
(South Jersey Hosp., Inc.), 5s, 7/1/16	A2	20,000	21,365
(St. Barnabas Hlth.), Ser. A, 3 1/4s, 7/1/16	Baa1	25,000	26,084
NJ State Tpk. Auth. Rev. Bonds, NATL, 6 1/2s, 1/1/16	AA–	90,000	98,686
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. B, NATL, 5 1/4s, 12/15/14	AA–	90,000	92,408
Ocean Cnty., G.O. Bonds, 4s, 8/1/16	Aaa	75,000	80,847
			734,397
New Mexico (1.2%)
NM State U. Rev. Bonds, Ser. A, 4s, 4/1/15	AA	25,000	25,783
Santa Fe, Waste Wtr. Syst. Rev. Bonds, Ser. B, 2s, 6/1/15	AA	50,000	50,766
Santa Fe, Wtr. Util. Syst. Rev. Bonds, Ser. D, 5s, 6/1/14	Aa2	125,000	125,000
			201,549
New York (8.9%)
Metro. Trans. Auth. Rev. Bonds, Ser. F, 5s, 11/15/15	A+	75,000	80,189
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds (Rochester Gen. Hosp.), Ser. B, 3s, 12/1/15	A–	50,000	51,772
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds (South Nassau Cmntys. Hosp.), 4s, 7/1/16	A3	25,000	26,451
NY City, G.O. Bonds, Ser. E-1, AMBAC, 4s, 8/1/15	Aa2	25,000	26,096
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds (Fiscal 2009), Ser. S-2, 5s, 7/15/15	Aa3	75,000	78,995
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/17	A3	85,000	94,667
(Trustees of Columbia U.), Ser. AA, 5s, 7/1/15	Aaa	100,000	105,219
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (The New School), 4s, 7/1/16	A3	50,000	53,190
NY State Dorm. Auth. Supported Debt Rev. Bonds (Mental Hlth. Svcs. Facs. Impt.), Ser. B, AMBAC
5s, 2/15/16	AA–	85,000	87,792
5s, 2/15/16 (Prerefunded 2/15/15)	AAA/P	15,000	15,501
NY State Thruway Auth. Rev. Bonds
Ser. A-1, 4 1/2s, 4/1/15	AA	15,000	15,536
Ser. A-2, 4s, 4/1/16	AA	50,000	53,346

Short-Term Municipal Income Fund     23

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Thruway Auth. Local Hwy. & Bridge Rev. Bonds
5s, 4/1/16	AA–	$50,000	$54,245
Ser. A, 5s, 4/1/16	AA–	100,000	108,490
NY State Thruway Auth. Personal Income Tax Rev. Bonds, Ser. A, 5s, 3/15/16	AAA	125,000	135,518
NY State Urban Dev. Corp. Rev. Bonds (State Personal Income Tax), Ser. A, 5s, 3/15/16	AAA	100,000	108,414
Port Auth. of NY & NJ Rev. Bonds, Ser. 178
5s, 12/1/16	Aa3	100,000	110,760
4s, 12/1/15	Aa3	100,000	105,472
Rockland Cnty., G.O. Bonds, Ser. A, AGM, 5s, 3/1/17	AA	100,000	110,017
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds (Kendal on Hudson), 3s, 1/1/17	BBB/F	50,000	50,557
			1,472,227
North Carolina (1.0%)
Lenoir Cnty., G.O. Bonds, AGM, 4s, 2/1/16	Aa2	100,000	106,219
NC Med. Care Comm. Retirement Fac. Rev. Bonds (The Forest at Duke, Inc.), 4.6s, 9/1/16	BBB+/F	20,000	20,692
NC State Muni. Pwr. Agcy. No. 1 Catawba Elec. Rev. Bonds, Ser. A, 5 1/4s, 1/1/17	A2	25,000	27,918
			154,829
Ohio (3.6%)
Akron, Bath & Copley Joint Twp. Hosp. Fac. Rev. Bonds (Summa Hlth. Syst.), Ser. A, Radian Insd., 5 1/4s, 11/15/14	Baa1	10,000	10,197
Cleveland, Wtr. Rev. Bonds, Ser. O, NATL, 5s, 1/1/15	Aa1	35,000	35,977
Cuyahoga Cnty., G.O. Bonds, 5s, 12/1/15	Aa1	50,000	53,573
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds (Kendal at Oberlin), 3s, 11/15/16	A–	50,000	51,032
OH State G.O. Bonds
(Higher Ed.), Ser. C, 5s, 8/1/16	Aa1	25,000	27,509
(Buckeye Savers), Ser. K, 5s, 5/1/15	AAA	100,000	104,391
(Common Schools), Ser. A, 4 1/2s, 9/15/24 (Prerefunded 3/15/15)	Aa1	100,000	103,368
OH State Bldg. Auth. Rev. Bonds, Ser. A, AGM, 5s, 4/1/16	Aa2	20,000	21,706
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Case Western Reserve U.), 3s, 12/1/16	AA–	100,000	105,876
(U. of Dayton), FGIC, 4 1/4s, 12/1/14	A2	50,000	50,965
OH State Hosp. Fac. Rev. Bonds (Cleveland Clinic Hlth.), Ser. B, 5s, 1/1/15	Aa2	35,000	35,975
			600,569
Oklahoma (0.5%)
Tulsa, Arpts. Impt. Trust Rev. Bonds, Ser. A, 5s, 6/1/17	AA	75,000	83,679
			83,679

24     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
Oregon (1.3%)
OR State G.O. Bonds
Ser. N, 4s, 12/1/16	Aa1	$45,000	$49,036
(Higher Ed.), Ser. B, 3 1/2s, 8/1/15	Aa1	25,000	25,951
OR State Rev. Bonds, Ser. A, 4s, 4/1/15	AAA	100,000	103,156
Portland, Swr. Syst. Rev. Bonds, Ser. A, NATL
5s, 6/15/16	Aa2	15,000	16,413
5s, 6/15/15	Aa2	15,000	15,746
			210,302
Pennsylvania (5.5%)
Berks Cnty., Muni. Auth. Rev. Bonds (Reading Hosp. Oblig. Group), Ser. A-3, 5s, 11/1/14	AA	35,000	35,691
Bethlehem, PA School Dist. G.O. Bonds, Ser. A, NATL, 5s, 9/1/14	AA–	100,000	101,144
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds (Student Svcs., Inc.-Millersville U.), 2 1/4s, 7/1/17	Baa3	40,000	39,554
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Gannon U.), 3s, 5/1/17	Baa2	35,000	36,044
Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev. Bonds (Lancaster Gen. Hosp.), 3s, 7/1/16	Aa3	35,000	36,273
Lancaster, Higher Ed. Auth. College Rev. Bonds (Franklin & Marshall College), 5s, 4/15/15	AA–	25,000	26,013
Lancaster, Indl. Dev. Auth. Rev. Bonds (Garden Spot Village Obligated Group), 5s, 5/1/16	BBB	75,000	79,118
PA G.O. Bonds, 5s, 3/1/16	Aa2	25,000	27,058
PA Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A, 1.6s, 10/1/17	AA+	100,000	100,193
PA State G.O. Bonds
Ser. 2, 5s, 4/15/15	Aa2	15,000	15,625
Ser. 1, 5s, 3/15/15	Aa2	45,000	46,698
PA State Econ. Dev. Fin. Auth. Rev. Bonds, Ser. A, 3s, 1/1/15	Aaa	80,000	81,319
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Temple U.), NATL, 5s, 4/1/16	Aa3	50,000	54,264
Ser. AA, NATL, 4.2s, 6/15/15	Aa3	25,000	25,031
PA State Tpk. Comm. Rev. Bonds, Ser. B, 5s, 12/1/14	A1	20,000	20,464
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds, Ser. A, AMBAC
5s, 12/1/16	AA	25,000	27,664
5s, 12/1/15	AA	40,000	42,833
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds, Ser. A
AGM, 5s, 6/15/16	AA	20,000	21,880
5s, 6/15/14	A1	40,000	40,071
Pittsburgh, G.O. Bonds, Ser. B, AGM, 5 1/4s, 9/1/16	AA	50,000	55,086
			912,023
South Carolina (1.3%)
SC State G.O. Bonds (Clemson U.), 5s, 4/1/16	Aaa	200,000	217,248
			217,248

Short-Term Municipal Income Fund     25

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
Tennessee (1.2%)
Franklin Cnty., Hlth. & Edl. Fac. Board Rev. Bonds (U. of the South), AMBAC, 4 1/2s, 9/1/30 (Prerefunded 9/1/15)	A+	$50,000	$52,665
Kingsport, G.O. Bonds, Ser. C, AGO, 3s, 3/1/16	Aa2	50,000	52,138
Maury Cnty., G.O. Bonds, AMBAC, 5s, 6/1/14	Aa2	100,000	100,000
			204,803
Texas (5.8%)
Austin, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 4s, 11/15/16	Aa2	100,000	108,375
Central TX Regl. Mobility Auth. Rev. Bonds, 5 3/4s, 1/1/17	Baa2	75,000	82,680
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea Pub. Schools), 5s, 8/15/15	BBB	75,000	77,992
Dallas, Area Rapid Transit Rev. Bonds, 5s, 12/1/14	AA+	100,000	102,388
Galena Park, G.O. Bonds (School Bldg.), PSFG, 5 1/2s, 8/15/16	Aaa	25,000	27,769
Hidalgo Cnty., G.O. Bonds, Ser. A, AGO, 3s, 8/15/15	Aa2	50,000	51,686
Houston, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 7/1/15	A	30,000	31,496
North TX, Tollway Auth. Mandatory Put Bonds (1/1/16), Ser. E-3, 5 3/4s, 1/1/38	A2	100,000	107,698
San Antonio, G.O. Bonds, 4s, 2/1/16	Aaa	100,000	106,253
San Antonio, Rev. Bonds, NATL, FGIC, 5 1/2s, 5/15/15	Aa1	25,000	26,263
TX State Rev. Bonds (A&M U.), Ser. B, 5s, 5/15/15	Aaa	25,000	26,147
TX State Trans. Comm. Rev. Bonds, 4 1/8s, 4/1/16	Aaa	100,000	107,032
Waco, Hlth. Facs. Dev. Corp. Rev. Bonds (Hillcrest Health Syst., Inc.), Ser. A, NATL, FHA Insd., 4 1/2s, 8/1/35 (Prerefunded 8/1/16)	AA–	85,000	92,617
			948,396
Utah (0.1%)
UT State G.O. Bonds, Ser. B, 4s, 7/1/15	Aaa	15,000	15,618
			15,618
Washington (3.1%)
Energy N W, Rev. Bonds (Bonneville Power Admin.), Ser. A, 5 1/2s, 7/1/14	Aa1	30,000	30,130
King Cnty., G.O. Bonds, Ser. D, 5s, 1/1/16	AAA	50,000	53,764
King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/17	AA+	35,000	38,967
Seattle, Wtr. Syst. Rev. Bonds, 5s, 2/1/15	Aa1	55,000	56,755
Tobacco Settlement Auth. of WA Rev. Bonds, 5s, 6/1/15	A	100,000	104,599
Vancouver, Downtown Redev. Auth. Rev. Bonds (Conference Ctr.), Ser. A, 3s, 1/1/16	AA	90,000	93,208
WA State G.O. Bonds
Ser. C, 5s, 2/1/15	Aa1	25,000	25,798
Ser. R-2010A, 5s, 1/1/15	Aa1	35,000	35,977
(Motor Vehicle Fuel Tax), Ser. C, 4s, 6/1/15	Aa1	15,000	15,570
WA State Rev. Bonds (Lodging Tax), Ser. A, 5s, 7/1/14	Aa3	50,000	50,179
			504,947

26     Short-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (92.7%)* cont.	Rating**	Principal amount	Value
West Virginia (0.3%)
WV State Econ. Dev. Auth. Poll Control Rev. Bonds (Appalachian Pwr. Co. — Amos), Ser. C, 3 1/4s, 5/1/19	Baa1	$50,000	$51,667
			51,667
Wisconsin (1.4%)
Madison Cnty., G.O. Bonds (Madison Area Tech. College), Ser. B, 2s, 3/1/16	Aaa	45,000	46,376
Nekoosa, Poll. Control Rev. Bonds (Nekoosa Papers, Inc.), Ser. A, 5.35s, 7/1/15	Baa1	30,000	31,034
WI State G.O. Bonds, Ser. 1, AMBAC, 5s, 5/1/16	Aa2	50,000	54,469
WI State Hlth. & Edl. Facs. Auth. Rev. Bonds (Three Pillars Sr. Living), 3s, 8/15/16	A–/F	75,000	77,356
WI State, Clean Wtr. Rev. Bonds, Ser. 1, 3s, 6/1/15	Aa1	25,000	25,703
			234,938

TOTAL INVESTMENTS
Total investments (cost $15,199,072)	$15,285,404

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $16,495,258.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

	The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.
	The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Local debt	15.5%
	State debt	13.4
	Utilities	12.7
	Transportation	11.5

Short-Term Municipal Income Fund     27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$15,285,404	$—
Totals by level	$—	$15,285,404	$—

The accompanying notes are an integral part of these financial statements.

28     Short-Term Municipal Income Fund

	Statement of assets and liabilities 5/31/14 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $15,199,072)	$15,285,404
	Cash	1,106,077
	Interest and other receivables	195,227
	Receivable for shares of the fund sold	50,000
	Receivable for investments sold	960,313
	Receivable from Manager (Note 2)	19,956
	Prepaid assets	39,183
	Total assets	17,656,160
	LIABILITIES
	Payable for shares of the fund repurchased	1,000,227
	Payable for investor servicing fees (Note 2)	1,547
	Payable for custodian fees (Note 2)	2,975
	Payable for Trustee compensation and expenses (Note 2)	208
	Payable for administrative services (Note 2)	59
	Payable for distribution fees (Note 2)	6,456
	Distributions payable to shareholders	2,611
	Payable for offering costs (Note 1)	107,413
	Other accrued expenses	39,406
	Total liabilities	1,160,902
	Net assets	$16,495,258

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,414,398
	Undistributed net investment income (Note 1)	47
	Accumulated net realized loss on investments (Note 1)	(5,519)
	Net unrealized appreciation of investments	86,332
	Total — Representing net assets applicable to capital shares outstanding	$16,495,258
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($13,216,809 divided by 1,315,565 shares)	$10.05
	Offering price per class A share (100/99.00 of $10.05)*	$10.15
	Net asset value and offering price per class B share ($63,423 divided by 6,314 shares)**	$10.05
	Net asset value and offering price per class C share ($121,571 divided by 12,105 shares)**	$10.04
	Net asset value and redemption price per class M share ($70,581 divided by 7,026 shares)	$10.05
	Offering price per class M share (100/99.25 of $10.05)*	$10.13
	Net asset value, offering price and redemption price per class Y share ($3,022,874 divided by 300,917 shares)	$10.05
*	On single retail sales of less than $500,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund     29

Statement of operations Six months ended 5/31/14 (Unaudited)
INTEREST INCOME	$86,600

EXPENSES
Compensation of Manager (Note 2)	33,361
Investor servicing fees (Note 2)	4,879
Custodian fees (Note 2)	2,939
Trustee compensation and expenses (Note 2)	609
Distribution fees (Note 2)	20,239
Administrative services (Note 2)	283
Amortization of offering costs (Note 1)	31,488
Blue sky expense	21,049
Reports to shareholders	10,862
Auditing and tax fees	21,061
Other	1,399
Fees waived and reimbursed by Manager (Note 2)	(94,130)
Total expenses	54,039
Expense reduction (Note 2)	(104)
Net expenses	53,935
Net investment income	32,665

Net realized loss on investments (Notes 1 and 3)	(1,616)
Net unrealized appreciation of investments during the period	48,755
Net gain on investments	47,139
Net increase in net assets resulting from operations	$79,804

The accompanying notes are an integral part of these financial statements.

30     Short-Term Municipal Income Fund

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/14*	For the period 3/18/13 (commencement of operations) to 11/30/13
	Operations:
	Net investment income	$32,665	$28,501
	Net realized loss on investments	(1,616)	(3,903)
	Net unrealized appreciation of investments	48,755	37,577
	Net increase in net assets resulting from operations	79,804	62,175
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(22,059)	(26,239)
	Class B	(33)	(20)
	Class C	(6)	(18)
	Class M	(83)	(64)
	Class Y	(10,012)	(2,585)
	Increase (decrease) from capital share transactions (Note 4)	(2,101,753)	8,516,151
	Total increase (decrease) in net assets	(2,054,142)	8,549,400
	NET ASSETS
	Beginning of period (Note 5)	18,549,400	10,000,000
	End of period (including undistributed net investment income of $47 and distributions in excess of net investment income $425, respectively)	$16,495,258	$18,549,400
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Short-Term Municipal Income Fund     31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,d	Ratio of net investment income (loss) to average net assets (%)[c,d]	Portfolio turnover (%)
Class A
May 31, 2014**	$10.02	.01	.03	.04	(.01)	(.01)	$10.05	.44*	$13,217	.30*	.14*	20*
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.41*	14,756	.41*	.21*	—*[f]
Class B
May 31, 2014**	$10.02	.01	.03	.04	(.01)	(.01)	$10.05	.35*	$63	.39*	.06*	20*
November 30, 2013†	10.00	.01	.02	.03	(.01)	(.01)	10.02	.28*	28	.55*	.09*	—*[f]
Class C
May 31, 2014**	$10.02	—[e]	.02	.02	—[e]	—[e]	$10.04	.20*	$122	.43*	.01*	20*
November 30, 2013†	10.00	—[e]	.02	.02	—[e]	—[e]	10.02	.21*	175	.62*	—*[f]	—*[f]
Class M
May 31, 2014**	$10.02	.01	.03	.04	(.01)	(.01)	$10.05	.42*	$71	.32*	.12*	20*
November 30, 2013†	10.00	.02	.02	.04	(.02)	(.02)	10.02	.38*	70	.45*	.22*	—*[f]
Class Y
May 31, 2014**	$10.02	.03	.03	.06	(.03)	(.03)	$10.05	.57*	$3,023	.17*	.27*	20*
November 30, 2013†	10.00	.04	.02	.06	(.04)	(.04)	10.02	.57*	3,519	.24*	.43*	—*[f]

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of average net assets
May 31, 2014	0.48%
November 30, 2013	1.10

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2).

	5/31/14	11/30/13
Class A	N/A	0.01%
Class B	0.01%	0.02
Class C	0.24	0.33
Class M	N/A	0.01
Class Y	N/A	0.01

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

32	Short-Term Municipal Income Fund	Short-Term Municipal Income Fund	33

Notes to financial statements 5/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through May 31, 2014.

Putnam Short-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

34     Short-Term Municipal Income Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

At November 30, 2013, the fund had a capital loss carryover of $3,903 available to the extent allowed by the Code to offset future net capital gain, if any.

Loss carryover
Short-term	Long-term	Total
$3,903	$—	$3,903

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $15,199,072, resulting in gross unrealized appreciation and depreciation of $96,907 and $10,575, respectively, or net unrealized appreciation of $86,332.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Short-Term Municipal Income Fund     35

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $107,413 have been fully amortized on a straight-line basis over a twelve-month period as of May 31, 2014. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,
0.450%	of the next $5 billion,
0.400%	of the next $10 billion,
0.350%	of the next $10 billion,
0.300%	of the next $50 billion,
0.280%	of the next $50 billion,
0.270%	of the next $100 billion and
0.265%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.35% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $23,635 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $70,173 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $322 as a result of this limit. This includes the following amounts per class of class specific distributions fees from the fund:

Class A	$—
Class B	6
Class C	316
Class M	—
Class Y	—
Total	$322

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

36     Short-Term Municipal Income Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,881
Class B	15
Class C	32
Class M	17
Class Y	934
Total	$4,879

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $104 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, and 0.30% of the average net assets attributable to class A, class B, class C, and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$19,352
Class B	132
Class C	650
Class M	105
Total	$20,239

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.30% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,424,872 and $3,247,927, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Short-Term Municipal Income Fund     37

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	358,078	$3,592,573	493,392	$4,934,962
Shares issued in connection with reinvestment of distributions	739	7,421	1,986	19,870
	358,817	3,599,994	495,378	4,954,832
Shares repurchased	(515,728)	(5,178,258)	(18,902)	(189,132)
Net increase (decrease)	(156,911)	$(1,578,264)	476,476	$4,765,700

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	3,494	$35,000	2,854	$28,549
Shares issued in connection with reinvestment of distributions	3	33	2	17
	3,497	35,033	2,856	28,566
Shares repurchased	(25)	(246)	(1,014)	(10,140)
Net increase	3,472	$34,787	1,842	$18,426

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	2,492	$25,000	42,428	$424,837
Shares issued in connection with reinvestment of distributions	1	6	2	17
	2,493	25,006	42,430	424,854
Shares repurchased	(7,839)	(78,549)	(25,979)	(259,635)
Net increase (decrease)	(5,346)	$(53,543)	16,451	$165,219

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,012	$59,999
Shares issued in connection with reinvestment of distributions	8	80	6	59
	8	80	6,018	60,058
Shares repurchased	—	—	—	—
Net increase	8	$80	6,018	$60,058

38     Short-Term Municipal Income Fund

	Six months ended 5/31/14		For the period 3/18/13 (commencement of operations) to 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	148,159	$1,485,895	380,887	$3,813,255
Shares issued in connection with reinvestment of distributions	998	10,012	232	2,319
	149,157	1,495,907	381,119	3,815,574
Shares repurchased	(199,425)	(2,000,720)	(30,934)	(308,826)
Net increase (decrease)	(50,268)	$(504,813)	350,185	$3,506,748

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	698,779	53.1%	$7,022,729
Class B	1,001	15.9	10,060
Class C	1,000	8.3	10,040
Class M	1,002	14.3	10,070

At the close of the reporting period, a shareholder of record owned 5.4% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$9,960,000	996,000
Class B	10,000	1,000
Class C	10,000	1,000
Class M	10,000	1,000
Class Y	10,000	1,000

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Short-Term Municipal Income Fund     39

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
1,420,867	—	1,952	313,354

A proposal to adopt an Amended and Restated Declaration of Trust was approved with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

40     Short-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA118
288469 7/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014